UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of1934

Date of Report (Date of earliest event reported) December 28, 2007

Chicago Rivet & Machine Co.
(Exact name of registrant as specified in its charter)

Illinois	0-1227	36-0904920
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

901 Frontenac Road, Naperville, Illinois		60563
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (630) 357-8500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of December 28, 2007, the Board of Directors of Chicago Rivet & Machine Co. (the "Company") approved an amendment to Article V, Section 3 of the Company's Amended and Restated By-Laws to facilitate the transfer of uncertificated shares of the Company's common stock.

Item 9.01                       Financial Statements and Exhibits.

 (d) Exhibits.

3.1            Article V, Section 3 of the Amended and Restated By-Laws of Chicago Rivet & Machine Co., as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO RIVET & MACHINE CO.

		/s/	Michael J. Bourg
Date:	January 3, 2008		By:	Michael J. Bourg
				Its:	President and Treasurer

Exhibit Index

Exhibit
No.	Exhibits

3.1	Article V, Section 3 of the Amended and Restated By-Laws of Chicago Rivet & Machine Co., as amended.